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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 JNI CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                                   33-074004
  (State of Incorporation)               (I.R.S. Employer Identification No.)


            9975 TOWNE CENTRE DRIVE
             SAN DIEGO, CALIFORNIA                   92121
   (Address of Principal Executive Offices)       (Zip Code)

         If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

         Securities Act registration statement file number to which this form relates: 333-86501 (if applicable).

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

    Title of Each Class                       Name Of Each Exchange On Which
    To Be So Registered                       Each Class Is To Be Registered

       Not Applicable                                 Not Applicable



        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock, par value $0.001
                                (Title of class)


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Item 1. Description of Registrant's Securities to be Registered

                The information contained in "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, as amended (Commission File No. 333-86501), filed with the Securities and Exchange Commission (the "Form S-1 Registration Statement"), is hereby incorporated by reference.


Item 2. Exhibits

                The following exhibits are filed as part of this Registration
Statement:

                1. Fourth Amended and Restated Certificate of Incorporation of
                   the Registrant, as amended to date, incorporated by reference to Exhibit 3.3 of the Registrant's Form S-1 Registration Statement.

                2. Bylaws of the Registrant, incorporated by reference to
                   Exhibit 3.2 of the Registrant's Form S-1 Registration Statement.

                3. Investors' Rights Agreement dated November 12, 1998
                   incorporated by reference to Exhibit 4.2 of the Registrant's Form S-1 Registration Statement.

                4. Registration Rights Agreement, dated September 1, 1999
                   incorporated by reference to Exhibit 4.3 of the Registrant's Form S-1 Registration Statement.


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                   JNI CORPORATION

Date:  October 7, 1999


                                                By:   /s/  Gloria Purdy
                                                  ----------------------------
                                                   Gloria Purdy
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

                                                                           Sequentially
 Exhibit                                                                     Numbered
 Number                                Exhibit                                 Page
 ------                                -------                             ------------

 1 Fourth Amended and Restated Certificate of Incorporation of the Registrant, as amended to date, incorporated by reference to Exhibit 3.3 of the Registrant's Form S-1
             Registration
             Statement.

 2           Bylaws of the Registrant, incorporated by reference to
             Exhibit 3.2 of the Registrant's Form S-1 Registration
             Statement.

 3 Investors' Rights Agreement dated November 12, 1998 incorporated by reference to Exhibit 4.2 of the Registrant's Form S-1 Registration Statement.

 4 Registration Rights Agreement, dated September 1, 1999 incorporated by reference to Exhibit 4.3 of the Registrant's
             Form S-1 Registration Statement.


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